Execution Version

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

 FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 16, 2026

Frontier Communications Parent, Inc.
(Exact name of Registrant as Specified in Its Charter)

Delaware	001-11001	86-2359749
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1919 McKinney Avenue Dallas, Texas	75201
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (972) 445-0042

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	FYBR	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note.

As previously disclosed, on September 4, 2024, Frontier Communications Parent, Inc. (“Frontier” or the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Verizon Communications Inc., a Delaware corporation (“Parent”), and France Merger Sub Inc., a Delaware corporation and wholly owned subsidiary of Parent (“Merger Sub”), which provides for the merger of Merger Sub with and into the Company, with the Company surviving the merger as a wholly owned subsidiary of Parent (the “Merger”).

On January 20, 2026 (the “Closing Date”), on the terms and subject to the conditions set forth in the Merger Agreement and pursuant to and in accordance with the applicable provisions of the Delaware General Corporation Law (the “DGCL”), the Merger was consummated. At the effective time of the Merger (the “Effective Time”), the separate corporate existence of Merger Sub ceased, and the Company survived the Merger as a wholly owned subsidiary of Parent.

Item 1.02 Termination of a Material Definitive Agreement.

The information set forth in the Introductory Note is incorporated by reference into this Item 1.02.

On the Closing Date, the Company terminated (i) that certain Amended and Restated Credit Agreement, dated as of April 30, 2021, by and among Frontier Communications Holdings, LLC, a Delaware limited liability company (the “Borrower”), JPMorgan Chase Bank, N.A., as administrative agent and collateral agent, Goldman Sachs Bank USA, as revolver agent, the financial institutions party thereto and the other agents, arrangers and bookrunners identified therein (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), and (ii) that certain Loan and Security Agreement, dated as of December 31, 2024, by and among Frontier Tampa Bay FL Fiber 1 LLC, a Delaware limited liability company (the “Warehouse Borrower”), Frontier SPE FL Guarantor LLC, a Delaware limited liability company (the “Warehouse Guarantor”), Citibank, N.A., as collateral agent, Barclays Bank PLC as administrative agent, each of the asset entities from time to time party thereto as guarantors, each of the financial institutions from time to time party thereto as lenders and conduit investors, and the Company, solely with respect to Section 6.12(b) thereof (as amended, restated, supplemented, or otherwise modified from time to time, the “Warehouse Credit Agreement”).

In connection with the termination of the Credit Agreement, the Borrower repaid (or caused to be repaid) all of the outstanding obligations, comprising $1,021,481,679.46 in outstanding principal, interest and fees, and terminated all credit commitments outstanding thereunder (the “Credit Agreement Payoff”).  In connection with the Credit Agreement Payoff, all obligations of the Borrower and the guarantors under the Credit Agreement and the other agreements related thereto were satisfied in full (other than the appliable obligations that expressly survive the Credit Agreement Payoff) and all security interests and guarantees executed in connection therewith were released.  No prepayment premium or early termination penalties were incurred by the Company or any of its subsidiaries in connection with the termination of the Credit Agreement.

In connection with the termination of the Warehouse Credit Agreement, the Warehouse Borrower (or caused to be repaid) repaid all of the outstanding obligations, comprising $1,095,640,197.11 in outstanding principal, interest and fees, and terminated all credit commitments outstanding thereunder (the “Warehouse Credit Agreement Payoff”).  In connection with the Warehouse Credit Agreement Payoff, all obligations of the Warehouse Borrower and the Warehouse Guarantor and the other guarantors under the Warehouse Credit Agreement and the other agreements related thereto were satisfied in full (other than the appliable obligations that expressly survive the Warehouse Credit Agreement Payoff) and all security interests and guarantees executed in connection therewith were released.  No prepayment premium or early termination penalties were incurred by the Company or any of its subsidiaries in connection with the termination of the Warehouse Credit Agreement.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The information in the Introductory Note of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

As described above, at the Effective Time, on the terms and subject to the conditions set forth in the Merger Agreement, (i) Parent completed its previously announced acquisition of the Company, (ii) the Company became a wholly owned subsidiary of Parent and (iii) each share of Company Common Stock issued and outstanding immediately prior to the Effective Time (other than shares of Company Common Stock that, immediately prior to the Effective Time, were owned by (a) Parent or Merger Sub or (b) the Company) converted into the right to receive an amount in cash equal to $38.50 per share, without interest (the “Merger Consideration”).

In addition, at the Effective Time, (i) each outstanding and unvested (x) restricted stock unit that was subject solely to time-based vesting conditions (each, a “Company RSU”) and (y) restricted stock unit that was subject to both performance-based and time-based vesting conditions (each, a “Company PSU”) that was granted prior to the date of the Merger Agreement and (ii) a pro-rata portion of Company RSUs and Company PSUs granted after the date of the Merger Agreement was vested and canceled and the holder thereof became entitled to receive an amount in cash equal to the number of shares of Company Common Stock underlying such award (in the case of Company PSUs, based on attainment of all applicable performance goals at the actual level of performance measured at the Effective Time) multiplied by the Merger Consideration.

At the Effective Time, a pro-rata portion of the outstanding Company RSUs and Company PSUs granted following the date of the Merger Agreement was converted into a number of unvested restricted stock units of Parent (“Parent RSUs”) equal to the number of such Company RSUs and Company PSUs multiplied by an exchange ratio equal to the Merger Consideration divided by the five day volume weighted average price of Parent common stock ending with the second complete trading day immediately prior to the Closing Date. Such conversion of Company PSUs was based on attainment of all applicable performance goals at the actual level of performance measured at the Effective Time.

The Parent RSUs are subject to the same terms and conditions as applied to the Company RSUs and Company PSUs (including time-based vesting conditions but excluding performance-based vesting conditions) prior to the Effective Time.

In accordance with the Merger Agreement, at the Effective Time, the Company’s 2021 Management Incentive Plan and 2024 Management Incentive Plan were terminated, and no further awards will be granted thereunder. In addition, at the Effective Time, the Company’s Non-Employee Directors Deferred Compensation Plan was terminated; provided that such termination did not affect the Company’s obligation to make payment in full to participants therein.

The foregoing description of the Merger Agreement and the transactions contemplated thereby is not complete and is subject to and qualified in its entirety by reference to the Merger Agreement, which was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on September 5, 2024, the terms of which are incorporated herein by reference.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continuing Listing Rule or Standard; Transfer of Listing.

The information in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.01.

On January 15, 2026, the Company notified the Nasdaq Global Select Market (together with the Nasdaq Stock Market LLC, “Nasdaq”) of the anticipated closing of the Merger on the Closing Date and requested that the trading of the Company Common Stock be suspended and listing of the Company Common Stock on Nasdaq be removed. On the Closing Date, Nasdaq filed with the SEC a Form 25 to report that the Company Common Stock was no longer listed on Nasdaq and to deregister the Company Common Stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The delisting of Company Common Stock from Nasdaq will be effective on January 30, 2026 (10 days after the filing of the Form 25). Following the effectiveness of such Form 25, the Company intends to file with the SEC a Certification and Notification of Termination of Registration on Form 15 requesting the termination of registration of Company Common Stock under Section 12(g) of the Exchange Act and the suspension of the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act with respect to Company Common Stock. Trading of the Company Common Stock on Nasdaq was halted prior to the opening of trading on the Closing Date.

Item 3.03 Material Modification to Rights of Security Holders.

The information in the Introductory Note, Item 2.01, Item 3.01, Item 5.01 and Item 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Pursuant to the Merger Agreement and in connection with the completion of the Merger, each share of Company Common Stock (other than shares of Company Common Stock that, immediately prior to the Effective time were owned (a) by Parent or Merger Sub or (b) by the Company) was automatically canceled, extinguished and converted into the right to receive the Merger Consideration. Accordingly, at the Effective Time, the holders of such shares of Company Common Stock ceased to have any rights as stockholders of the Company, other than the right to receive the Merger Consideration.

Item 5.01 Changes in Control of Registrant.

The information in the Introductory Note, Item 2.01 and Item 5.02 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

As a result of the consummation of the Merger, a change of control of the Company occurred and the Company became a wholly owned subsidiary of Parent.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Arrangements of Certain Officers.

The information in the Introductory Note and in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.02.

Effective upon the consummation of the Merger, each of Kevin L. Beebe, Lisa Chang, Pamela L. Coe, Nick Jeffery, Stephen C. Pusey, Margaret M. Smyth, John G. Stratton, Maryann Turcke, Prat Vemana and George (Woody) Young ceased to be directors of the Company and the directors of Merger Sub immediately prior to the Effective Time became directors of the Company.

In connection with the consummation of the Merger, each of John Stratton, Nick Jeffery, Scott Beasley and Mark Nielsen ceased to be an executive officer of the Company as of the Effective Time.

On January 16, 2026, each of John Stratton, Nick Jeffery, Scott Beasley and Mark Nielsen (the “Departing Executives”) delivered a letter of resignation to the Company to notify the Company of his or her decision to resign from the Company, effective upon the consummation of the Merger. The resignations of the Departing Executives will be treated as resignations for Good Reason (as such term is defined in their employment agreements). The Company has agreed to waive any required actions during the cure period in connection with the Departing Executives’ resignations for Good Reason. These resignations are by virtue of the consummation of the Merger and are not due to any disagreement with the Company on any matter relating to its operations, policies, or practices. On January 16, 2026, the Company and each of the Departing Executives entered into a separation agreement which modifies certain severance terms under their existing employment agreement to provide that the prorated annual bonus with respect to calendar year 2026 will be paid at target amounts, no later than the first payroll following the effective date of the Release (subject to any delay period required under Section 409A).

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

The information in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03.

In connection with the consummation of the Merger, effective on the Closing Date, the certificate of incorporation and the bylaws of the Company were each amended and restated in their entirety. A copy of the Frontier Communications Parent, Inc. Certificate of Incorporation, Second Amended and Restated as of January 20, 2026 and the Frontier Communications Parent, Inc. Bylaws, Second Amended and Restated as of January 20, 2026 are filed herewith as Exhibit 3.1 and 3.2, respectively, and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit Number	Description of Exhibit

2.1*
Agreement and Plan of Merger, dated as of September 4, 2024, by and among Frontier Communications Parent, Inc., Verizon Communications Inc. and France Merger Sub Inc. (incorporated by reference to Exhibit 2.1 of the Current Report on Form 8-K filed by Frontier Communications Parent, Inc. on September 5, 2024)

3.1	Frontier Communications Parent, Inc. Certificate of Incorporation, Second Amended and Restated as of January 20, 2026

3.2	Frontier Communications Parent, Inc. Bylaws, Second Amended and Restated as of January 20, 2026

5.1	Separation Agreement between the Company and John Stratton, dated as of January 16, 2026

5.2	Separation Agreement between the Company and Nick Jeffery, dated as of January 16, 2026

5.3	Separation Agreement between the Company and Scott Beasley, dated as of January 16, 2026

5.4	Separation Agreement between the Company and Mark Nielsen, dated as of January 16, 2026

* Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The registrant agrees to furnish supplementally to the SEC a copy of any omitted schedule upon request by the SEC.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Frontier Communications Parent, Inc.

By:	/s/ William L. Horton, Jr.
Name:	William L. Horton, Jr.
Title:	Secretary

Date: January 20, 2026